Exhibit 10.1
Execution Version
FIRST AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 17, 2021, by and between PULMONX CORPORATION, a Delaware corporation (“Borrower”), and CANADIAN IMPERIAL BANK OF COMMERCE (“Lender”).
W I T N E S S E T H:

WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Loan and Security Agreement originally dated as of February 20, 2020, as amended on April 17, 2020, as further amended on December 28, 2020 and as amended and restated on March 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender committed to make loans and other financial accommodations to Borrower upon the terms and conditions set forth therein;
WHEREAS, Borrower has requested that certain terms and conditions of the Loan Agreement be amended; and
WHEREAS, Lender has agreed to the requested amendments on the terms and conditions provided herein;
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendments to the Loan Agreement.
(a)Section 6.15 of the Loan Agreement, Post-Closing Covenant, is hereby modified and amended by amending and restating such Section in its entirety as follows:
“6.15    Post-Closing Covenant. On or before March 31, 2022, deliver to Lender the following documents and other evidence, each in form and substance satisfactory to Lender:
(a) evidence of the dissolution of Pulmonx International Development, a Cayman Islands company, and Pulmonx Global B.V., a limited company (besloten vennootschap) organized under the laws of the Netherlands; and

(b) the Swiss Share Pledge Documents, duly executed by all parties thereto.”
2.No Other Amendments, Consents or Waivers. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendments expressly set forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing with Lender at variance with the Loan Agreement or the other Loan Documents such as to require further notice by Lender to require strict compliance with the terms of the Loan Agreement and the other Loan

Documents in the future, except as expressly set forth herein. Borrower acknowledges and expressly agrees that Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Loan Agreement, as amended herein, and the other Loan Documents. Borrower has no knowledge of any challenge to claims by Lender (a) arising under the Loan Agreement or any of the other Loan Documents or (b) to the effectiveness of the Loan Agreement or the other Loan Documents.
3.Conditions Precedent to Effectiveness. This Amendment will become effective on the date on which Lender receives one or more counterparts of this Amendment, duly executed and delivered by Borrower and Lender.
4.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.
5.Reference to and Effect on the other Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. Unless otherwise stated, references in this Amendment to Section are to sections of the Loan Agreement.
6.Headings. The heading of each provision of this Amendment is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations described in each such provision.
7.Severability. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
8.Construction. The parties acknowledge that each party and its counsel have reviewed this Amendment and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Amendment or any amendments, schedules or exhibits thereto.
9.Entire Agreement. This Amendment, the Loan Agreement and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.
10.GOVERNING LAW. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
11.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
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    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first written above.

BORROWER:
PULMONX CORPORATION By: /s/ Derrick Sung Name: Derrick Sung, Ph.D. Title: Chief Financial Officer

First Amendment to Amended and Restated Loan Agreement

LENDER:
CANADIAN IMPERIAL BANK OF COMMERCE By: /s/ Jeff Chapman Name: Jeff Chapman Title: Authorized Signatory By: /s/ Corey Perlmutter Name: Corey Perlmutter Title: Authorized Signatory

First Amendment to Amended and Restated Loan Agreement